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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 (No. 33-80362) pertaining to the 1991 Incentive Stock Plan of VIVUS, Inc., of our report dated January 25, 1996 included in or made part of this Registration Statement for VIVUS, Inc.

Arthur Andersen LLP

Oakland, California
December 17, 1996